Exhibit 99.1

GRAYBAR ELECTRIC COMPANY, INC.

SUPPLEMENTAL BENEFIT PLAN

Effective January 1, 1987

Amended and Restated Effective January 1, 2009

12-11-08

AMENDED AND RESTATED

GRAYBAR ELECTRIC COMPANY, INC.

SUPPLEMENTAL BENEFIT PLAN

1.	Purpose

Sections 401(a)(17), 415 and 417(e) of the Internal Revenue Code of 1986 (the "Code") restrict benefit payments under the Graybar Electric Company, Inc. Pension Plan (the "Pension Plan") and allocations to a Member's account under The Profit Sharing and Savings Plan of Graybar Electric Company, Inc. (the "Profit Sharing Plan"). Code §401(a) also proscribes the inclusion of certain deferred compensation in the compensation taken into account under such Plans. However, a company may pay benefits and/or make allocations without regard to such restrictions through an unfunded supplemental benefit plan. The purpose of this "Supplemental Benefit Plan" is to provide benefits to those Pension Plan and Profit Sharing Plan participants whose benefits may be limited by any provision of Code §§401(a), 415 and 417(e), on a basis consistent with the Pension Plan and Profit Sharing Plan without regard to any limitations contained in such sections and to provide benefits to any such other individuals as Graybar Electric Company, Inc. (“Company”) may designate as eligible hereunder from time to time.

This Supplemental Benefit Plan is amended and restated effective January 1, 2009 to comply with Code Section 409A and to reflect such other amendments as provided herein.

2.	Eligibility

Any participant in the Pension Plan or member of the Profit Sharing Plan whose Retirement Income (as defined in the Pension Plan) or annual allocation under the Profit Sharing Plan is limited, directly or indirectly, by any requirement of Code §§401(a), 415 or 417(e), or whose Compensation as defined in Section 4 hereof is not used in calculating such Retirement Income or annual allocation, or such other individuals as the Company may designate as eligible hereunder from time to time, shall be eligible for benefits under this Supplemental Benefit Plan. An individual participating in this Supplemental Benefit Plan shall be referred to as a Participant.

3.	Amount of Benefits
(a)	Supplemental Pension Benefit. The supplemental pension benefit payable to an eligible Participant or the Participant’s spouse shall equal the excess, if any, of (A) over (B), where:
(A)

is the Retirement Income which would have been paid to such Participant or the Participant’s spouse under the Pension Plan if the provisions of Code §§401(a)(17), 415 and 417(e) did not apply and Compensation as defined in Section 4 hereof were used in determining such Retirement Income; and

(B)	is the Retirement Income which is payable to the Participant or the Participant’s spouse under the Pension Plan.

(b)

Supplemental Profit Sharing Benefit. The supplemental profit sharing benefit payable to an eligible Participant for a calendar year (“Plan Year”) shall equal the excess, if any, of (C) over (D), where:

(C)

is the allocation which would have been made to such Participant's Account B under the Profit Sharing Plan for any Plan Year if the limitations imposed by Code §§401(a)(17) and 415 did not apply and Compensation as defined in Section 4 hereof were used in determining such allocation; and

(D)	is the allocation which is made to such Participant's Account B under the Profit Sharing Plan for such Plan Year.
(c)

Deferred Compensation Benefit. The deferred compensation benefit with respect to an eligible Participant for a Plan Year shall equal the portion of the Participant’s annual base salary and annual incentive payment that such Participant has elected to defer with respect to such Plan Year in accordance with this Supplemental Benefit Plan and the terms of the deferred compensation agreement between the Participant and the Company. If the Participant elects to defer a portion of the Participant’s annual base salary with respect to a Plan Year, such Participant must defer at least two percent but no more than fifteen percent of the Participant’s annual base salary. If the Participant elects to defer a portion of the Participant’s annual incentive payment, such Participant must defer at least two percent but no more than twenty-five percent of the Participant’s annual incentive payment. Any deferral election hereunder must be made before the beginning of the calendar year in which the compensation to be deferred is earned.

4.	Compensation

For purposes of making the calculations described in clauses (a) and (b) of Section 3 above, Compensation means the Participant's total base salary paid by the Company, excluding living allowances and Employer contributions to this or any other benefit plan, but including (1) any overtime, (2) payments under any annual incentive plans, (3) any compensation relating to such Plan Year which has been deferred under a deferred compensation agreement between the Company and the Participant, and (4) contributions made by salary reduction under a plan described in Code §125.

5.	Funding

Benefits under the Supplemental Benefit Plan shall be payable from the general assets of the Company, and no funds shall be set aside for the purpose of making payments under the Supplemental Benefit Plan.

6.	Payment of Benefits
(a)

Supplemental Pension Benefit. A Participant who is age 55 or older at the time of termination from employment and is entitled to a supplemental pension benefit shall be paid the Actuarial Present Value (as defined in the Pension Plan and determined below) of such benefit in ten annual installments, beginning on the January 1 following the Participant’s termination of employment. For this purpose, the

Actuarial Present Value of the Participant's benefit shall be determined as of the date of the Participant's termination of employment using the generally applicable actuarial factors set forth in the Pension Plan before any application of Code §§415 or 417(e). Interest on any unpaid installments shall be credited at the rate used to calculate the Actuarial Present Value through December 31 of the year prior to the applicable January 1. Notwithstanding the foregoing, a supplemental pension benefit shall be payable in the event the Participant terminates employment before age 55 or dies or in the event of a Change in Control Event, as defined in Section 409A of the Code (“Change in Control”) with respect to the Company, to the extent provided below.

(1)

In the event that the Participant’s employment terminates before the Participant attains age 55, the Actuarial Present Value of the Participant’s supplemental pension benefit, plus interest through December 31 of the year in which the termination of employment occurs, shall be payable in an immediate lump sum on the January 1 following the Participant’s termination of employment.

(2)	(A)

Subject to subsection (5), in the event of the death of a Participant before attaining age 55 and before supplemental pension benefit payments have otherwise been made or commenced, as applicable, hereunder, the Actuarial Present Value of the supplemental pension benefit payable to the Participant, plus interest through December 31 of the year in which the death occurs, shall be payable to the Participant’s spouse in an immediate lump sum on the January 1 following the Participant’s death. If the Participant is not married on the date of death, or if no spouse otherwise survives the Participant, no supplemental pension benefit shall be payable hereunder on behalf of the Participant.

(B)

Subject to subsection (5), in the event of the death of a Participant on or after attaining age 55 and before supplemental pension benefit payments have otherwise been made or commenced, as applicable, hereunder, any supplemental pension benefit, plus interest through December 31 of the year prior to the applicable January 1, shall be paid to the Participant’s spouse in ten annual installments, beginning on the January 1 following the Participant’s death. Interest on any unpaid installments shall be determined as set forth in Section 6(a). If the Participant is not married on the date of death, or if no spouse otherwise survives the Participant, no supplemental pension benefit shall be payable hereunder on behalf of the Participant.

(3)

In the event of a Change in Control with respect to the Company, the Actuarial Present Value of any unpaid supplemental pension benefit, plus interest to the date of payment, shall be payable in an immediate lump sum on the date of the Change in Control.

(4)

Notwithstanding anything herein to the contrary, the Participant may request, and, in its sole and absolute discretion, the Company may agree to allow the Participant to change the method or time for distribution of any supplemental pension benefit payable hereunder, in accordance with such form and procedures as the Company may establish from time to time; provided that such agreement is reached and recorded at least 12 months prior to the date the benefit payment hereunder would otherwise be made or commence, as applicable, and such agreement shall not take effect until at least 12 months following the date on which such agreement was reached and recorded, and any such agreement defers the payment for a period of at least five years from the date it would otherwise be made.

(5)

Notwithstanding anything herein to the contrary, payment of the supplemental pension benefit shall be made or commence, as applicable, at the time and in the manner provided with respect to the first to occur of a termination of employment, death or Change in Control, to the extent provided herein, and any such subsequent event (other than a Change in Control, as provided below) shall not change the time and form of payment. Upon a Change in Control subsequent to a termination of employment or death of the Participant, payment of any unpaid supplemental pension benefit shall be payable in accordance with subsection (3) above. In the event of the death of a Participant after a termination of employment or Change in Control, distribution of any unpaid supplemental pension benefits shall be made, commence, or continue, as applicable, to the Participant’s spouse at such time and in such form as provided on account of such termination of employment or Change in Control, without regard to such death. If the Participant is not married on the date of death, or if no spouse otherwise survives the Participant, any unpaid supplemental pension benefit shall be payable hereunder to the Participant’s estate on behalf of the Participant following such death.

(b)

Deferred Compensation Benefit and Supplemental Profit Sharing Benefit. If the Participant has executed a deferred compensation agreement with the Company for the Plan Year prior to January 1 thereof, any Compensation the Participant has elected to defer in accordance with the terms hereof and the supplemental profit sharing benefit to which the Participant is entitled hereunder for such Plan Year shall automatically be credited to the deferred compensation account established for the Participant on the Company's books pursuant to such agreement and this Supplemental Benefit Plan, shall be credited with interest at the rate determined under the Participant’s deferred compensation agreement and shall be payable, at or after the termination of the Participant's service, as provided herein and in accordance with the terms of such deferred compensation agreement. Any such election to defer shall remain in effect for succeeding years until modified or revoked in writing signed by the Participant effective for the Plan Year following the year in which such modification or revocation is made. If no deferred compensation agreement is in force with respect to the Participant for the Plan Year, any supplemental profit sharing benefit payable for such Plan Year shall be paid to the Participant on April 1 following the Plan Year with respect to which such supplemental profit sharing benefit applies. In the event the Participant elects to defer any compensation and any supplemental profit sharing benefit to which the Participant is entitled hereunder for a Plan Year prior to January 1 thereof, such benefit, plus interest through December 31 of the year prior to the applicable January 1, shall be payable beginning on the January 1 following the Participant’s termination of employment on or after the Participant’s attainment of age 55 in ten equal annual installments. Interest on any unpaid installments shall be credited at the rate determined under the Participant’s deferred compensation agreement. Notwithstanding the foregoing, any deferred compensation benefit and supplemental profit sharing benefit deferred hereunder shall be payable in the event the Participant terminates employment before age 55, dies or becomes Disabled, as determined in accordance with Section 409A of the Code, or in the event of a Change in Control or Unforeseeable Emergency, to the extent provided below.

(1)

In the event that the Participant’s employment terminates before the Participant’s attainment of age 55, the Participant’s deferred compensation and supplemental profit sharing benefit that the Participant elected to defer hereunder, plus interest through December 31 of the year in which the termination of employment occurs, shall be payable in an immediate lump sum on the January 1 following the Participant’s termination of employment.

(2)	(A)

Subject to subsection (7), in the event of the death of a Participant before attaining age 55 and before deferred compensation and supplemental profit sharing benefit payments have otherwise been made or commenced, as applicable, hereunder, any deferred compensation benefit and supplemental profit sharing benefit payable to the Participant, plus interest through December 31 of the year in which the death occurs, shall be payable to the Participant’s beneficiary in an immediate lump sum on the January 1 following the date of the Participant’s death.

(B)

Subject to subsection (7), in the event of the death of a Participant, on or after attaining age 55 and before deferred compensation and supplemental profit sharing benefit payments have otherwise been made or commenced, as applicable, hereunder, any deferred compensation benefit and supplemental profit sharing benefit, plus interest through December 31 of the year prior to the applicable January 1, shall be paid to the Participant’s beneficiary in ten annual installments, beginning on the January 1 following the Participant’s death. Interest on any unpaid installments shall be determined as set forth in Section 6(b).

(3)

In the event of a Change in Control of the Company, any unpaid deferred compensation benefit and supplemental profit sharing benefit, plus interest to the date of payment, shall be payable in an immediate lump sum on the date of the Change in Control.

(4)

Subject to subsection (7), in the event that a Participant is Disabled, as determined in accordance with Section 409A of the Code, prior to age 55 and before deferred compensation and supplemental profit sharing benefit payments have otherwise been made or commenced, as applicable, hereunder, any deferred compensation benefit and supplemental profit sharing benefit, plus interest through the end of the calendar month in which the Disability occurred, shall be payable in an immediate lump sum on the first day of the calendar month following the date of such Disability. In the event that a Participant is so Disabled on or after age 55 and before deferred compensation and supplemental profit sharing benefit payments have otherwise been made or commenced, as applicable, hereunder, any deferred compensation benefit and supplemental profit sharing benefit, plus interest through December 31 of the year prior to the applicable January 1, shall be payable in ten annual installments, beginning on the January 1 following the date of the Participant’s Disability. Interest on any unpaid installments shall be determined as set forth in Section 6(b).

(5)

A Participant may apply in writing to the Company for, and the Company may permit, the acceleration of a distribution of all or part of a Participant’s unpaid deferred compensation benefit and/or supplemental profit sharing benefit hereunder if the Company, in its sole discretion, determines that the Participant has incurred an Unforeseeable Emergency. For purposes of this Supplemental Benefit Plan, an Unforeseeable Emergency shall be deemed to exist when the Company, in its sole and absolute discretion, determines that a Participant requires a distribution to meet an Unforeseeable Emergency, as determined in accordance with Section 409A of the Code. A distribution based upon Unforeseeable Emergency shall be limited to the amount reasonably necessary to meet the immediate financial need created by such Unforeseeable Emergency, plus the federal and state taxes due on such amount, as determined by the Company. The Company may require a Participant who requests such a distribution to submit such evidence as the Company, in its sole discretion, deems necessary or appropriate to substantiate the circumstances upon which the request is based. Any distribution due to an Unforeseeable Emergency hereunder shall be made on the first day of the calendar month following the date on which the Company has determined, in its sole and absolute discretion, that an Unforeseeable Emergency exists.

(6)

Notwithstanding anything herein to the contrary, the Participant may request, and, in its sole and absolute discretion, the Company may agree to allow the Participant to change the method or time for distribution of any deferred compensation benefit and supplemental profit sharing benefit payable hereunder, in accordance with such form and procedures as the Company may establish from time to time; provided that such agreement is reached and recorded at least 12 months prior to the date the benefit payment hereunder would otherwise be made or commence, as applicable, such agreement shall not take effect until at least 12 months following the date on which such agreement was reached and recorded, and any such agreement defers the payment for a period of at least five years from the date it would otherwise be made.

(7)

Notwithstanding anything herein to the contrary, payment of the deferred compensation benefit and supplemental profit sharing benefit shall be made or commence, as applicable, at the time and in the manner provided with respect to the first to occur of a termination of employment, death, Disability or Change in Control, to the extent provided herein, and any such subsequent event (other than a Change in Control, as provided below) shall not change the time and form of payment. Upon a Change in Control subsequent to a termination of employment, Disability or death of the Participant, payment of any unpaid deferred compensation benefit and supplemental profit sharing benefit shall be payable in accordance with subsection (3) above. In the event of the death of a Participant after a termination of employment, Disability or Change in Control, distribution of any unpaid deferred compensation and supplemental profit sharing benefits shall be made, commence, or continue, as applicable, to the Participant’s beneficiary at such time and in such form as provided on account of such termination of employment, Disability or Change in Control, without regard to such death.

7.	Nothing contained herein shall be construed as conferring upon the Participant the right to continue in the employ of the Company.
8.

The right of the Participant or any other person to receive benefits hereunder is not assignable or transferable except by the terms of a valid beneficiary designation, will or the laws of descent and distribution and may not, during the life of the Participant, be pledged or encumbered.

9.

Nothing contained in this Agreement and no action taken or not taken pursuant to the provisions hereof shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and the Participant, the Participant’s beneficiary or any other person. To the extent that any person acquires a right to receive payments under this Supplemental Benefit Plan, such right shall be no greater than that of an unsecured general creditor of the Company.

10.	Taxes

If the Participant becomes entitled to receive benefits or other taxable income pursuant to this Supplemental Benefit Plan, the Company shall have the right to withhold from the amount the Company would otherwise be required to pay to the Participant pursuant to this Supplemental Benefit Plan, the amount of any taxes which the Company is or will be required to withhold under the applicable federal, state and local income and employment tax laws. Furthermore, the Company may elect to deduct such taxes from any other amounts payable at any time in cash or otherwise to the Participant on or after the date any benefit hereunder must be taken into account for purposes of such taxes. The Company shall bear no responsibility whatsoever for the Participant’s taxes or tax effects resulting from this Supplemental Benefit Plan.

11.	Claims Procedure
(a)

Claim - The Participant or other person who believes that he or she is being denied a benefit to which he or she is entitled (hereinafter referred to as “Claimant”) may file a written request for such benefit with the Company setting forth his or her claim. The Company shall advise the Claimant that a reply will be forthcoming within thirty (30) days and deliver a reply within thirty (30) days. However, the Company may extend the reply period for an additional fifteen (15) days for reasonable cause. If the claim is denied in whole or in part, the Company will adopt a written opinion using language calculated to be understood by the Claimant setting forth:

(i)	the specific reason or reasons for denial;
(ii)	the specific references to pertinent Plan provisions on which the denial is based;
(iii)	a description of any additional material or information necessary for the Claimant to perfect the claim and an explanation why such material or such information is necessary;
(iv)

appropriate information as to the steps to be taken if the Claimant wishes to submit the claim for review, including a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following an adverse benefit determination on review; and

(v)	the time limits for review under Subparagraph (b), below.
(b)

Review – Within sixty (60) days after the receipt by the Claimant of the written opinion described above, the Claimant may request in writing that the previous determination be reviewed by the Employees’ Benefit Committee (hereinafter referred to as the “Committee”). If the Claimant does not request a review of the Company’s determination within such 60-day period, he or she shall be barred and estopped from challenging the Company’s decision. The Claimant or his or her duly authorized representative may, but need not, review the pertinent documents and submit issues and comments in writing for consideration by the Committee. Within thirty (30) days after the Committee’s receipt of a request for review, it will render a written opinion setting forth the specific reasons for the decision, the specific references to the pertinent Plan provisions on which the decision is based, a statement that the Claimant is entitled to receive, upon request and free of charge, reasonable access to, and copies of, all relevant documents, records and other information, and a statement of the Claimant’s right to bring a civil action under Section 502(a) of ERISA following the adverse benefit determination on such review. If special circumstances require that the thirty (30) day time period be extended, the Committee will so notify the Claimant and will render the decision as soon as possible but not later than sixty (60) days after receipt of the request for review. The Committee has discretionary authority to determine a Claimant’s eligibility for benefits and to interpret the terms of the Plan.

12.	Administration

The Supplemental Benefit Plan shall be administered by the Company in a manner generally consistent with the substance of Article IX of the Pension Plan. The Company may designate such person(s) as it deems appropriate to assume all or any portion of such administration.

13.	Amendment and Termination

The Supplemental Benefit Plan may be amended by the Board of Directors of Graybar Electric Company, Inc. at any time and for any reason and shall terminate when both the Pension Plan and the Profit Sharing Plan terminate. Notwithstanding the foregoing, no amendment shall be effective to the extent it would cause an amount to become taxable or be subject to additional taxes on account of such amendment under Code Section 409A or the regulations or other guidance issued thereunder. Upon termination of the Supplemental Benefit Plan, a Participant’s benefits hereunder shall be paid out in accordance with the terms of the Supplemental Benefit Plan; provided, however, that in the event the Supplemental Benefit Plan is terminated, a Participant’s benefit hereunder shall be payable only to the extent permissible under Code Section 409A and the regulations and other guidance issued thereunder.

14.	Other Distributions

Notwithstanding anything herein to the contrary, any distributions that were made or commenced prior to January 1, 2009 shall be made or continue in the same time and manner as provided under the terms of the applicable governing documents prior to January 1, 2009, provided that such time and manner of distribution would not be subject to the adverse tax consequences under Section 409A of the Code. In addition, notwithstanding anything herein to the contrary, the Participant listed on Schedule A hereto shall commence distribution of the Actuarial Present Value of her supplemental pension benefit beginning on the date that she attains age 65 and otherwise in accordance with the applicable documents governing the time and form of payment of her benefits as in effect prior to January 1, 2009, provided that such time and form of distribution comply with Section 409A of the Code.

15.	Beneficiary

The Participant’s beneficiary for purposes of this Plan shall be the person or entity designated by the Participant in writing on a form prescribed by and filed with the Company. If the Participant has not designated a beneficiary in writing on a form filed with the Company or if no beneficiary survives the Participant, the beneficiary shall be deemed to be the Participant’s estate.

IN WITNESS WHEREOF, the Company has caused this Plan to be executed in its name and behalf this 11th day of December 2008, by its officer thereunto duly authorized.

GRAYBAR ELECTRIC COMPANY, INC.

By:	/s/ Beverly L. Propst
Vice President – Human Resources

By:	/s/ Matthew W. Geekie
Senior Vice President and Secretary

SCHEDULE A TO THE

GRAYBAR ELECTRIC COMPANY, INC. SUPPLEMENTAL BENEFIT PLAN

Juanita Hinshaw